UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period :	September 1, 2015 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEMMX

Putnam Emerging Markets Equity Fund

Annual report 8|31|16

A world of investing.®

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	52

About the Trustees	53

Officers	55

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world's emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index (ND) or are considered by Putnam to be an emerging market.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Developments and events that have affected emerging markets

1994
NAFTA opens free trade between Mexico, Canada, and the United States

1997
Currency crisis spreads across Asia

2001
China joins World Trade Organization

2004
Eleven emerging markets join the European Union

2008
World energy and commodity prices peak

2013
New leadership focused on economic reform assumes power in China

The fund's 2008 inception post-dates many of these developments.

2 Emerging Markets Equity Fund

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam's global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis
With support from Putnam's global industry analysts, the fund's manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors
The fund's manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam's global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction
Putnam's proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Emerging Markets Equity Fund 3

Interview with
your fund’s
portfolio manager

Emerging market [EM] equities demonstrated strong performance for the 12-month period ended August 31, 2016. What drove the rally?

The rally took place in the second half of the period, which was a welcome relief to the difficulties endured by the asset class in the first half amid a variety of macroeconomic concerns. In the first six months of the period, markets experienced bouts of anxiety over the impact of slow growth in developed markets, a prolonged decline in commodity prices globally, the prospect of rising U.S. interest rates, and the potential negative effects of a flagging Chinese economy on the emerging markets considered as a whole. EM assets sold off as a result of these fears through approximately mid-February 2016.

At that point, commodities — particularly oil — began to rise and seemed to stabilize, which led investors to give EM assets another look. This interest intensified after the U.S. Federal Reserve announced its commitment to a more gradual rate-raising policy. Emerging markets are highly sensitive to

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Emerging Markets Equity Fund

any level of tightening in global monetary conditions, and with the Fed appearing to postpone its next interest-rate increase, EM assets began their rally in earnest.

How did the fund perform in this context?

We are pleased with our investment strategy for the period as it helped the fund outpace the benchmark and the average return of its Lipper peer funds. The fund’s positive relative performance result was driven by a variety of factors, including our stock selection in a range of countries, such as Russia, Mexico, China, and Taiwan, and across a wide array of sectors, from consumer staples and cyclicals to financials, technology, and health care.

What are your thoughts on the rally in EM equities so far in 2016? Does it have room to run, in your view?

We take a cautious view of the current rally. In June, for example, U.K. voters surprised the world by electing, in a much-politicized referendum, to leave the European Union. Global markets suffered an immediate, drastic decline. But within a day or two, market participants observed that this vote for “Brexit,” as the referendum result came to be known, meant that more government help was on the way, whether in the form of lower interest rates for a longer period, or in the form of meaningful fiscal measures that could help boost the broader economy. Many market participants appeared to take this policy backdrop as a key support for all manner of EM assets.

In this way, the EM stock rally has not been based on a strong corporate earnings inflection — indeed, nothing of the sort materialized during the period. Nor was it based on more favorable macroeconomic conditions among specific emerging markets, including those like Brazil and Russia that have been enduring severe recessions. It was almost entirely based, in our view, on announced governmental support for easy monetary policies and the public’s expectation of more of the same.

In light of your assessment of emerging markets, how are you positioning the fund?

We hold the view that not every emerging market will do well once the exuberance of the recent rally wears off. We think some

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Emerging Markets Equity Fund	5

countries are overexposed to China’s economic fortunes, and could thus do quite poorly if China disappoints. We believe some are more sensitive than others to any eventual — and more sustained — upward movement in U.S. interest rates. Still others could well lose out to the degree Japan becomes more innovative and successful in its economic reflation strategy, in our view.

For these reasons, we currently prefer to gain exposures to companies in countries that are making what we consider difficult economic decisions today in order to insulate themselves from external forces in the future. In other words, from a top-down macroeconomic perspective, we find the most attractive countries to include Mexico, India, Indonesia, China, Argentina, and Saudi Arabia, as these countries are taking what we believe are real and ambitious steps to introduce effective structural reforms. Even though they are not yet part of the benchmark, Saudi Arabia and Argentina are on this list because they may be on track to become part of the MSCI EM Index in 2017.

We believe EM countries that pursue such structural reforms are more likely to develop domestic engines of growth, which we think will help insulate them from unfavorable global macroeconomic conditions. In our view, all other EM countries that are not pursuing such reforms will continue to be subject to the decisions of developed market central banks, China’s economic path, and commodity market fortunes.

What about a country like Russia, which does not have a reform agenda and where the portfolio had an overweight (to the fund’s benefit) relative to the benchmark during the period?

While the petro-economy of Russia is highly dependent on the price of oil, we think a number of reasons support our positioning

Allocations are shown as a percentage of the fund’s net assets as of 8/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6	Emerging Markets Equity Fund

there. We believe the Russian economy and market would be favorably exposed to higher oil prices; and in our view, oil prices are likely to rise over the coming years. In addition, we find company valuations in Russia to be extraordinarily attractive — even after the recent rally in the Russian stock market. Thus, despite the lack of self-help focused on fostering domestic sources of growth, Russia presents us with reasons to like its market-based prospects.

Which stocks or strategies stood out for their positive contribution to the fund’s relative performance?

Cemex, a Mexico-based cement company, was a top contributor to the fund’s performance. The company is exposed to the U.S. economy, which in a global context stands out for the strength of its recovery, and this was an important positive factor for the company. Among other things, this exposure helped Cemex make progress during the period in deleveraging its balance sheet, to which investors reacted positively. We trimmed this position by period-end but maintained an exposure to the stock.

Taiwan-based Basso Industry was another large contributor. This company makes pneumatic staplers and nailers used in a broad range of drilling equipment across both consumer and industrial applications. This is a relatively invisible company to consumers, but it is a critical player in the supply chain

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Equity Fund	7

feeding into the U.S. housing recovery. We maintained the stock in the portfolio at the end of the period.

Alibaba, which many think of as the Amazon of China, was also a significant contributor to relative performance. E-commerce in China has had a remarkably fast growth trajectory when compared with that of e-commerce in the United States at comparable levels of market penetration. We would say that Alibaba is riding the crest of this wave. We continued to hold the stock at period-end.

Which stocks or strategies held back the fund’s relative performance?

China-based EVA Precision Industrial Holdings was a large detractor from the fund’s performance results. This company makes metal and plastic molds and components used around the world in the assembly of printers, copiers, cars, and a variety of consumer electronics. The stock came under selling pressure along with other Hong Kong-listed small- and mid-cap stocks when the Chinese stock market tumbled in the first half of the annual period. Later in the period, EVA’s stock suffered again when the office automation companies served by EVA slowed in their market penetration. We reduced our position during the period but maintained an exposure to the stock.

Suzano Papel e Celulose, a Brazil-based paper pulp manufacturer, also delivered disappointing results. We had expected Chinese demand for paper pulp would recover during the period and that the industry supply of paper would slow globally. Neither of these conditions came to pass. China continued to exhibit weak demand while the global supply of paper grew. These conditions proved to have strongly negative effects on the industry and on Suzano. We sold the stock by period-end in the belief that market

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Emerging Markets Equity Fund

rebalancing of supply and demand would take a considerable time to unfold.

While we like the theme of mitigating environmental damage in China, an out-of-benchmark position in Sound Global was the third-largest detractor from the fund’s relative performance for the annual period. The company, which is focused on water and wastewater treatment solutions, needed to restate its financials after misclassifying a related-party transaction. While the announcement didn’t change the underlying trajectory of the company, in our view, the restatement did cause us to reevaluate Sound Global’s corporate governance and management team. Consequently, we liquidated the position during the reporting period.

What is your outlook for emerging-market stocks?

While there is undoubtedly investor enthusiasm for the recent EM rally, we take a more cautious view of this run-up in EM stocks. It is commonly believed that when investors panic, they run away from riskier assets. Today, we see many investors as having been panicked into EM assets despite their underlying risks.

Negative interest rates in Europe and Japan, for example, may well be chasing global bond investors into EM debt. We are also seeing equity market investment flows that demonstrate the rising popularity of higher dividend yields that are occasionally found in this market segment. Neither of these phenomena has to do with positive fundamentals perceived as a result of EM business improvement, positive projected earnings surprises, or welcome macroeconomic change.

That said, we believe there are pockets of compelling opportunity among EM countries that are working hard to introduce positive changes that may help sustain their economies for the long term. In that belief, we continue to look for attractively valued opportunities in companies that exhibit strong fundamentals and that may benefit against this backdrop of positive political change and economic reform.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Northwestern University Kellogg School of Management and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

Emerging Markets Equity Fund	9

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times , President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

10 Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	22.12%	15.09%	15.17%	15.17%	15.21%	15.21%	17.51%	13.40%	19.75%	24.63%
Annual average	2.55	1.79	1.80	1.80	1.80	1.80	2.06	1.60	2.30	2.82

5 years	–0.02	–5.77	–3.70	–5.41	–3.65	–3.65	–2.48	–5.90	–1.25	1.22
Annual average	0.00	–1.18	–0.75	–1.11	–0.74	–0.74	–0.50	–1.21	–0.25	0.24

3 years	9.02	2.75	6.51	3.51	6.60	6.60	7.39	3.63	8.15	9.76
Annual average	2.92	0.91	2.13	1.16	2.15	2.15	2.41	1.20	2.65	3.15

1 year	14.41	7.83	13.57	8.57	13.55	12.55	13.91	9.92	14.13	14.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Equity Fund	11

Comparative index returns For periods ended 8/31/16

	MSCI Emerging Markets	Lipper Emerging Markets
	Index (ND)	Funds category average*

Life of fund	39.69%	42.87%
Annual average	4.31	4.41

5 years	–2.09	–1.42
Annual average	–0.42	–0.42

3 years	3.38	2.99
Annual average	1.12	0.86

1 year	11.83	10.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/16, there were 820, 576, 415, and 248 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,517 and $11,521, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,340. A $10,000 investment in the fund’s class R and Y shares would have been valued at $11,975 and $12,463, respectively.

12 Emerging Markets Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		—	1

Income	$0.106		$0.033	$0.038	$0.064		—	$0.130

Capital gains	—		—	—	—		—	—

Total	$0.106		$0.033	$0.038	$0.064		—	$0.130

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$8.44	$8.95	$8.15	$8.13	$8.27	$8.57	$8.35	$8.53

8/31/16	9.54	10.12	9.22	9.19	9.35	9.69	9.53	9.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	24.42%	17.27%	17.17%	17.17%	17.21%	17.21%	19.65%	15.46%	21.89%	26.96%
Annual average	2.77	2.01	2.00	2.00	2.00	2.00	2.27	1.81	2.50	3.03

5 years	28.80	21.39	24.04	22.04	24.03	24.03	25.64	21.25	27.09	30.27
Annual average	5.19	3.95	4.40	4.06	4.40	4.40	4.67	3.93	4.91	5.43

3 years	3.24	–2.69	0.93	–2.07	1.00	1.00	1.81	–1.75	2.47	4.00
Annual average	1.07	–0.91	0.31	–0.70	0.33	0.33	0.60	–0.59	0.82	1.32

1 year	17.83	11.05	16.83	11.83	16.96	15.96	17.25	13.15	17.58	18.07

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Emerging Markets Equity Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/15*†	1.67%	2.42%	2.42%	2.17%	1.92%	1.42%

Total annual operating expenses
for the fiscal year ended 8/31/15 †	2.09%	2.84%	2.84%	2.59%	2.34%	1.84%

Annualized expense ratio for
the six-month period ended
8/31/16‡#	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/16.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 8/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$9.00	$13.15	$13.14	$11.77	$10.39	$7.61

Ending value (after expenses)	$1,210.70	$1,206.80	$1,206.00	$1,208.00	$1,209.40	$1,211.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.21	$11.99	$11.99	$10.74	$9.48	$6.95

Ending value (after expenses)	$1,016.99	$1,013.22	$1,013.22	$1,014.48	$1,015.74	$1,018.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

16 Emerging Markets Equity Fund

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Equity Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Emerging Markets Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Emerging Markets Equity Fund 19

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have

20 Emerging Markets Equity Fund

fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its

Emerging Markets Equity Fund 21

affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks.

22 Emerging Markets Equity Fund

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Emerging Markets Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 800, 561 and 378 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Emerging Markets Equity Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 13, 2016

Emerging Markets Equity Fund 25

The fund’s portfolio 8/31/16

COMMON STOCKS (94.4%)*	Shares	Value

Aerospace and defense (2.2%)
Bharat Electronics, Ltd. (India)	16,521	$301,135

Korea Aerospace Industries, Ltd. (South Korea)	2,457	186,531

LIG Nex1 Co., Ltd. (South Korea)	3,504	287,835

775,501
Airlines (0.8%)
Asia Aviation PCL NVDR (Thailand)	1,264,600	274,139

Auto components (1.0%)		274,139
Nexteer Automotive Group, Ltd.	245,000	336,709

336,709
Banks (12.4%)
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	164,864	288,156

Banco Macro SA ADR (Argentina)	1,794	140,542

Bank of China, Ltd. (China)	1,324,000	593,450

Bank Tabungan Negara Persero Tbk PT (Indonesia)	1,886,200	285,882

Credicorp, Ltd. (Peru)	2,252	352,843

Grupo Financiero Banorte SAB de CV (Mexico)	84,155	453,516

Grupo Supervielle SA ADR (Argentina) †	13,013	182,963

Industrial & Commercial Bank of China, Ltd. (China)	813,000	515,024

Itau Unibanco Holding SA ADR (Preference) (Brazil)	24,265	268,856

Moneta Money Bank AS (Czech Republic) †	86,248	280,130

Sberbank of Russia PJSC ADR (Russia)	68,952	632,290

State Bank of India (India)	91,921	345,572

4,339,224
Beverages (1.5%)
Anheuser-Busch InBev SA/NV ADR (Belgium)	2,031	251,905

Vina Concha y Toro SA (Chile)	159,904	265,452

517,357
Capital markets (0.4%)
Macquarie Korea Infrastructure Fund (South Korea)	16,988	133,893

133,893
Chemicals (0.4%)
Soulbrain Co., Ltd. (South Korea)	2,413	133,790

133,790
Construction and engineering (5.1%)
Adhi Karya Persero Tbk PT (Indonesia)	1,181,300	237,255

China Communications Construction Co., Ltd. (China)	147,000	159,701

China State Construction International Holdings, Ltd. (China)	216,000	257,210

Concord New Energy Group, Ltd. (China)	5,682,000	347,893

CTCI Corp. (Taiwan)	215,000	304,860

IRB Infrastructure Developers, Ltd. (India)	87,885	296,970

Surya Semesta Internusa Tbk PT (Indonesia)	4,044,300	187,249

1,791,138
Construction materials (1.8%)
Cemex SAB de CV ADR (Mexico)	34,558	286,486

Siam Cement PCL (The) (Thailand)	23,350	357,143

643,629
Consumer finance (1.2%)
Shriram Transport Finance Co., Ltd. (India)	16,438	303,287

UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	35,191	101,849

		405,136

26 Emerging Markets Equity Fund

COMMON STOCKS (94.4%)* cont.	Shares	Value

Diversified consumer services (0.6%)
Estacio Participacoes SA (Brazil)	40,900	$209,997

209,997
Electric utilities (3.6%)
Adani Transmission, Ltd. (India) †	235,411	139,360

Cia Paranaense de Energia-Copel (Preference) (Brazil)	15,400	157,186

EDP — Energias do Brasil SA (Brazil)	46,811	207,295

Power Grid Corp. of India, Ltd. (India)	147,716	405,008

Tenaga Nasional Bhd (Malaysia)	95,500	347,467

1,256,316
Electronic equipment, instruments, and components (1.6%)
Fabrinet (Thailand) †	6,324	245,498

Tripod Technology Corp. (Taiwan)	138,000	294,849

540,347
Food and staples retail (3.1%)
Lenta, Ltd. GDR 144A (Russia) †	25,400	198,120

Puregold Price Club, Inc. (Philippines)	36,200	34,883

Wal-Mart de Mexico SAB de CV (Mexico)	159,634	364,652

X5 Retail Group NV GDR (Russia) †	18,319	484,538

1,082,193
Food products (1.8%)
Adecoagro SA (Argentina) †	19,400	194,970

Sao Martinho SA (Brazil)	18,771	292,040

Tat Gida Sanayi AS (Turkey)	78,598	147,498

634,508
Household durables (2.9%)
Basso Industry Corp. (Taiwan)	196,000	693,709

Coway Co., Ltd. (South Korea)	4,432	331,257

1,024,966
Independent power and renewable electricity producers (0.7%)
Huadian Fuxin Energy Corp, Ltd. (China)	928,000	238,796

238,796
Insurance (3.8%)
AIA Group, Ltd. (Hong Kong)	43,800	275,915

China Life Insurance Co., Ltd. (Taiwan)	80,000	70,847

Dongbu Insurance Co., Ltd. (South Korea)	5,255	316,481

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	11,296	342,045

Ping An Insurance Group Co. of China, Ltd. (China)	61,500	317,108

1,322,396
Internet and catalog retail (1.6%)
B2W Cia Digital (Brazil) †	26,648	134,923

Ctrip.com International, Ltd. ADR (China) †	6,190	293,097

Delivery Hero Holding GmbH (acquired 6/12/15, cost $161,742)
(Private) (Germany) † ∆∆ F	21	131,938

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	2	2

Global Fashion Group SA (acquired 8/2/13, cost $87,766) (Private)
(Brazil) † ∆∆ F	2,072	14,885

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ∆∆ F	1	1

		574,847

Emerging Markets Equity Fund 27

COMMON STOCKS (94.4%)* cont.	Shares	Value

Internet software and services (9.5%)
Alibaba Group Holding, Ltd. ADR (China) †	13,781	$1,339,375

PChome Online, Inc. (Taiwan)	23,200	252,615

Tencent Holdings, Ltd. (China)	67,100	1,739,377

3,331,367
IT Services (0.6%)
Mindtree, Ltd. (India)	23,240	195,236

195,236
Machinery (0.4%)
EVA Precision Industrial Holdings, Ltd. (China)	1,276,000	149,497

149,497
Media (5.5%)
CJ E&M Corp. (South Korea)	4,508	281,085

Cyfrowy Polsat SA (Poland) †	32,961	207,464

IMAX China Holding, Inc. (China) †	47,800	270,091

Innocean Worldwide, Inc. (South Korea)	3,600	224,459

Naspers, Ltd. Class N (South Africa)	5,674	928,557

1,911,656
Metals and mining (0.6%)
AngloGold Ashanti, Ltd. (South Africa) †	12,673	206,688

206,688
Multiline retail (1.3%)
Matahari Department Store Tbk PT (Indonesia)	156,000	234,617

Poya International Co., Ltd. (Taiwan)	14,000	209,378

443,995
Oil, gas, and consumable fuels (2.4%)
Gazprom Neft PAO ADR (Russia)	16,126	210,444

Lukoil PJSC ADR (Russia)	7,861	352,566

Petroleo Brasileiro SA ADR (Brazil) †	28,071	256,569

819,579
Paper and forest products (0.8%)
Nine Dragons Paper Holdings, Ltd. (China)	331,000	265,299

265,299
Personal products (1.7%)
Amorepacific Group (South Korea)	2,812	365,525

Grape King Bio, Ltd. (Taiwan)	31,000	232,539

598,064
Pharmaceuticals (3.0%)
Aspen Pharmacare Holdings, Ltd. (South Africa)	4,851	116,144

Aurobindo Pharma, Ltd. (India)	48,162	567,677

Richter Gedeon Nyrt (Hungary)	18,316	375,736

1,059,557
Real estate investment trusts (REITs) (1.7%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey)	227,927	224,270

Macquarie Mexico Real Estate Management SA de CV (Mexico)	297,729	385,644

609,914
Real estate management and development (2.2%)
Aldar Properties PJSC (United Arab Emirates) †	227,020	170,585

Ayala Land, Inc. (Philippines)	173,600	143,489

Emaar Properties PJSC (United Arab Emirates)	241,801	467,395

		781,469

28 Emerging Markets Equity Fund

COMMON STOCKS (94.4%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (6.2%)
Hua Hong Semiconductor, Ltd. 144A (acquired various dates from
6/8/16 to 6/24/16, cost $156,388) (China) ∆∆	166,000	$181,473

Semiconductor Manufacturing International Corp. (China) †	1,763,000	192,342

SK Hynix, Inc. (South Korea)	12,632	413,374

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	246,889	1,373,493

2,160,682
Software (0.7%)
NCSoft Corp. (South Korea)	942	227,774

227,774
Technology hardware, storage, and peripherals (4.1%)
Casetek Holdings, Ltd. (Taiwan)	67,000	234,685

Samsung Electronics Co., Ltd. (South Korea)	815	1,182,602

1,417,287
Textiles, apparel, and luxury goods (0.5%)
Bon Fame Co., Ltd. (Taiwan)	37,000	183,925

183,925
Thrifts and mortgage finance (1.2%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	20,718	433,989

433,989
Transportation infrastructure (0.8%)
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	24,246	290,733

290,733
Water utilities (1.0%)
China Water Affairs Group, Ltd. (China)	536,000	333,901

333,901
Wireless telecommunication services (3.7%)
China Mobile, Ltd. (China)	89,000	1,095,582

Safaricom, Ltd. (Kenya)	1,030,800	206,160

		1,301,742

Total common stocks (cost $30,188,128)		$32,957,236

WARRANTS (2.7%)*	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China) F	7/24/17	$0.00	69,000	$283,033

Shenzen Airport Co. 144A (China) †	7/14/17	0.00	135,000	181,326

Wuliangye Yibin Co., Ltd. 144A (China) †	4/17/17	0.00	44,100	230,527

Zhengzhou Yutong Bus Co., Ltd. 144A (China) †	7/24/17	0.00	79,400	257,046

Total warrants (cost $802,446)				$951,932

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost
$10,574) (Brazil) (Private) † ∆∆ F	1,396	$10,667

Total convertible preferred stocks (cost $10,574)		$10,667

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value

Putnam Short Term Investment Fund 0.44% L	1,033,678	$1,033,678

Total short-term investments (cost $1,033,678)		$1,033,678

TOTAL INVESTMENTS

Total investments (cost $32,034,826)		$34,953,513

Emerging Markets Equity Fund 29

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts
OTC	Over-the-counter
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $34,924,196.

† This security is non-income-producing.

∆∆This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $338,967, or 1.0% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $20,597 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	26.4%	Hungary	1.1%

South Korea	12.7	Turkey	1.1

Taiwan	11.0	Peru	1.0

India	8.5	Malaysia	1.0

Mexico	5.4	Czech Republic	0.8

Russia	5.4	Hong Kong	0.8

Brazil	4.4	Chile	0.8

United States	3.9	Belgium	0.7

South Africa	3.6	Poland	0.6

Indonesia	2.7	Kenya	0.6

United Arab Emirates	2.6	Philippines	0.5

Thailand	2.5	Germany	0.4

Argentina	1.5	Total	100.0%

30 Emerging Markets Equity Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/16
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	22,321	$—	12/15/20	(1 month USD-	A basket	$(5,436)
				LIBOR-BBA plus	(GSEHPKPA) of
				1.00%)	common stocks

shares	62,200	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	(15,419)
				LIBOR-BBA plus
				1.00%)

Total		$—				$(20,855)

Emerging Markets Equity Fund 31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,774,038	$2,765,230	$146,827

Consumer staples	2,199,175	632,947	—

Energy	819,579	—	—

Financials	3,949,039	4,076,982	—

Health care	491,880	567,677	—

Industrials	290,733	2,990,275	—

Information technology	1,584,873	6,287,820	—

Materials	493,174	756,232	—

Telecommunication services	206,160	1,095,582	—

Utilities	364,481	1,464,532	—

Total common stocks	12,173,132	20,637,277	146,827

Convertible preferred stocks	—	—	10,667

Warrants	—	951,932	—

Short-term investments	1,033,678	—	—

Totals by level	$13,206,810	$21,589,209	$157,494

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$(20,855)	$—

Totals by level	$—	$(20,855)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32 Emerging Markets Equity Fund

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $31,001,148)	$33,919,835
Affiliated issuers (identified cost $1,033,678) (Note 5)	1,033,678

Foreign currency (cost $148,080) (Note 1)	147,966

Dividends, interest and other receivables	64,128

Receivable for shares of the fund sold	54,122

Receivable for investments sold	160,461

Prepaid assets	9,804

Total assets	35,389,994

LIABILITIES

Payable for investments purchased	282,549

Payable for shares of the fund repurchased	32,123

Payable for compensation of Manager (Note 2)	4,589

Payable for custodian fees (Note 2)	30,494

Payable for investor servicing fees (Note 2)	3,024

Payable for Trustee compensation and expenses (Note 2)	6,410

Payable for administrative services (Note 2)	124

Payable for distribution fees (Note 2)	12,728

Payable for auditing and tax fees	55,275

Unrealized depreciation on OTC swap contracts (Note 1)	20,855

Other accrued expenses	17,627

Total liabilities	465,798

Net assets	$34,924,196

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$41,117,032

Undistributed net investment income (Note 1)	341,237

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,430,947)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,896,874

Total — Representing net assets applicable to capital shares outstanding	$34,924,196

(Continued on next page)

Emerging Markets Equity Fund 33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($19,783,523 divided by 2,072,834 shares)	$9.54

Offering price per class A share (100/94.25 of $9.54)*	$10.12

Net asset value and offering price per class B share ($1,726,820 divided by 187,247 shares)**	$9.22

Net asset value and offering price per class C share ($2,802,489 divided by 304,974 shares)**	$9.19

Net asset value and redemption price per class M share ($377,260 divided by 40,351 shares)	$9.35

Offering price per class M share (100/96.50 of $9.35)*	$9.69

Net asset value, offering price and redemption price per class R share
($661,198 divided by 69,387 shares)	$9.53

Net asset value, offering price and redemption price per class Y share
($9,572,906 divided by 992,526 shares)	$9.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Equity Fund

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $59,853)	$596,640

Interest (including interest income of $2,938 from investments in affiliated issuers) (Note 5)	3,003

Total investment income	599,643

EXPENSES

Compensation of Manager (Note 2)	315,071

Investor servicing fees (Note 2)	66,427

Custodian fees (Note 2)	62,813

Trustee compensation and expenses (Note 2)	2,222

Distribution fees (Note 2)	92,698

Administrative services (Note 2)	877

Auditing and tax fees	65,257

Blue sky expense	74,117

Other	31,874

Fees waived and reimbursed by Manager (Note 2)	(173,779)

Total expenses	537,577

Expense reduction (Note 2)	(16,597)

Net expenses	520,980

Net investment income	78,663

Net realized loss on investments (net of foreign tax of $462) (Notes 1 and 3)	(2,376,829)

Net realized gain on swap contracts (Note 1)	73,199

Net realized loss on foreign currency transactions (Note 1)	(126,246)

Net realized loss on written options (Notes 1 and 3)	(8,668)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	3,911

Net unrealized appreciation of investments and swap contracts during the year	6,705,394

Net gain on investments	4,270,761

Net increase in net assets resulting from operations	$4,349,424

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$78,663	$309,131

Net realized loss on investments
and foreign currency transactions	(2,438,544)	(575,388)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,709,305	(9,016,940)

Net increase (decrease) in net assets resulting
from operations	4,349,424	(9,283,197)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(260,457)	(186,865)

Class B	(6,394)	—

Class C	(10,966)	(3,259)

Class M	(2,930)	(851)

Class R	—	(2,816)

Class Y	(105,994)	(74,880)

Decrease from capital share transactions (Note 4)	(781,040)	(1,990,450)

Total increase (decrease) in net assets	3,181,643	(11,542,318)

NET ASSETS

Beginning of year	31,742,553	43,284,871

End of year (including undistributed net investment income
of $341,237 and $387,822, respectively)	$34,924,196	$31,742,553

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Equity Fund

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Emerging Markets Equity Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
August 31, 2016	$8.44	.02	1.19	1.21	(.11)	—	(.11)	—	—	$9.54	14.41	$19,784	1.65 [e]	.25 [e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	—	(.08)	—	—	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	—	(.04)	—	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	—	(.05)	— [f]	—	8.96	3.71	23,617	1.54	.52	157
August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	— [f]	.01 [g]	8.68	(11.57)	23,060	1.54	.84	89

Class B
August 31, 2016	$8.15	(.04)	1.14	1.10	(.03)	—	(.03)	—	—	$9.22	13.57	$1,727	2.40 [e]	(.46) [e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—	— [f]	—	8.69	2.96	2,118	2.29	(.21)	157
August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [f]	.01 [g]	8.44	(12.19)	2,119	2.29	.17	89

Class C
August 31, 2016	$8.13	(.04)	1.14	1.10	(.04)	—	(.04)	—	—	$9.19	13.55	$2,802	2.40e	(.45) [e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	—	(.01)	—	—	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—	— [f]	—	8.67	2.97	2,163	2.29	(.17)	157
August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [f]	.01g	8.42	(12.23)	1,927	2.29	.17	89

Class M
August 31, 2016	$8.27	(.02)	1.16	1.14	(.06)	—	(.06)	—	—	$9.35	13.91	$377	2.15 [e]	(.24) [e]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	—	(.02)	—	—	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	— [f]	—	— [f]	— [f]	—	8.79	3.20	455	2.04	.08	157
August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	— [f]	.01 [g]	8.52	(12.01)	437	2.04	.46	89

Class R
August 31, 2016	$8.35	.03h	1.15	1.18	—	—	—	—	—	$9.53	14.13	$661	1.90 [e]	.34 [e,h]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	—	(.06)	—	—	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	—	(.02)	—	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	—	(.04)	— [f]	—	8.88	3.43	278	1.79	.42	157
August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	— [f]	.01 [g]	8.62	(11.72)	177	1.79	.84	89

Class Y
August 31, 2016	$8.53	.06 [h]	1.18	1.24	(.13)	—	(.13)	—	—	$9.64	14.69	$9,573	1.40 [e]	.63 [e,h]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	—	(.10)	—	—	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	—	(.06)	—	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	—	(.07)	— [f]	—	9.06	3.94	5,576	1.29	.85	157
August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	— [f]	.01 [g]	8.78	(11.28)	4,132	1.29	1.14	89

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Emerging Markets Equity Fund	Emerging Markets Equity Fund 39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2016	0.55%

August 31, 2015	0.42

August 31, 2014	0.37

August 31, 2013	0.28

August 31, 2012	0.18

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

h The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

40 Emerging Markets Equity Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Emerging Markets Equity Fund 41

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

42 Emerging Markets Equity Fund

are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations

Emerging Markets Equity Fund 43

from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $20,855 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

44 Emerging Markets Equity Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$5,185,984	$3,116,540	$8,302,524

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $799,181 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from late year loss deferrals, from foreign taxes paid on capital gains, from unrealized gains and losses on passive foreign investment companies and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $261,493 to increase undistributed net investment income and $261,493 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,668,023
Unrealized depreciation	(1,065,571)

Net unrealized appreciation	2,602,452
Undistributed ordinary income	320,106
Capital loss carryforward	(8,302,524)
Post-October capital loss deferral	(799,181)
Cost for federal income tax purposes	$32,351,061

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

Emerging Markets Equity Fund 45

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.923% of the fund’s average net assets before an increase of $22,452 (0.071% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $173,326 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $453.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

46 Emerging Markets Equity Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$41,047	Class R	339

Class B	3,349	Class Y	15,865

Class C	5,086	Total	$66,427

Class M	741

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $75 under the expense offset arrangements and by $16,522 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

Emerging Markets Equity Fund 47

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$49,005	Class M	2,654

Class B	15,971	Class R	821

Class C	24,247	Total	$92,698

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,880 and $110 from the sale of class A and class M shares, respectively, and received $1,407 and $27 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$47,224,693	$47,545,926

U.S. government securities (Long-term)	—	—

Total	$47,224,693	$47,545,926

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	61,060	19,998
Options exercised	—	—
Options expired	—	—
Options closed	(61,060)	(19,998)

Written options outstanding at the
end of the reporting period	$—	$—

48 Emerging Markets Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	499,606	$4,341,166	413,072	$4,147,767

Shares issued in connection with
reinvestment of distributions	29,330	255,172	18,565	180,637

	528,936	4,596,338	431,637	4,328,404

Shares repurchased	(882,909)	(7,670,201)	(629,018)	(6,270,543)

Net decrease	(353,973)	$(3,073,863)	(197,381)	$(1,942,139)

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	36,160	$303,237	59,271	$572,475

Shares issued in connection with
reinvestment of distributions	742	6,268	—	—

	36,902	309,505	59,271	572,475

Shares repurchased	(45,832)	(380,037)	(58,799)	(556,606)

Net increase (decrease)	(8,930)	$(70,532)	472	$15,869

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	119,328	$1,011,442	99,916	$965,799

Shares issued in connection with
reinvestment of distributions	1,189	10,010	325	3,058

	120,517	1,021,452	100,241	968,857

Shares repurchased	(101,245)	(839,032)	(85,990)	(819,198)

Net increase	19,272	$182,420	14,251	$149,659

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	6,289	$54,079	3,251	$31,628

Shares issued in connection with
reinvestment of distributions	343	2,930	89	851

	6,632	57,009	3,340	32,479

Shares repurchased	(10,370)	(87,652)	(5,333)	(52,071)

Net decrease	(3,738)	$(30,643)	(1,993)	$(19,592)

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	64,932	$596,188	30,269	$297,996

Shares issued in connection with
reinvestment of distributions	—	—	262	2,525

	64,932	596,188	30,531	300,521

Shares repurchased	(52,604)	(435,640)	(29,132)	(286,647)

Net increase	12,328	$160,548	1,399	$13,874

Emerging Markets Equity Fund 49

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	371,118	$3,246,304	185,958	$1,863,634

Shares issued in connection with
reinvestment of distributions	11,631	102,124	7,200	70,702

	382,749	3,348,428	193,158	1,934,336

Shares repurchased	(150,783)	(1,297,398)	(211,065)	(2,142,457)

Net increase (decrease)	231,966	$2,051,030	(17,907)	$(208,121)

At the close of the reporting period, a shareholder of record owned 15.3% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$813,594	$20,993,469	$20,773,385	$2,938	$1,033,678

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount) (Note 3)	$14,000

Forward currency contracts (contract amount)	$1,600,000

OTC total return swap contracts (notional)	$360,000

Warrants (number of warrants)	320,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$951,932	Payables	$20,855

Total		$951,932		$20,855

50 Emerging Markets Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(78,842)	$—	$(78,842)

Equity contracts	(301,608)	(8,668)	—	73,199	$(237,077)

Total	$(301,608)	$(8,668)	$(78,842)	$73,199	$(315,919)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$1,948	$—	$1,948

Equity contracts	488,403	—	(7,983)	$480,420

Total	$488,403	$1,948	$(7,983)	$482,368

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Goldman Sachs
	International	Total

Assets:

OTC Total return swap contracts*#	$—	$—

Total Assets	$—	$—

Liabilities:

OTC Total return swap contracts*#	$20,855	$20,855

Total Liabilities	$20,855	$20,855

Total Financial and Derivative Net Assets	$(20,855)	$(20,855)

Total collateral received (pledged)†##	$—

Net amount	$(20,855)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Emerging Markets Equity Fund 51

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $643,968, or $0.18 per share (for all classes of shares). Taxes paid to foreign countries were $60,315, or $0.02 per share (for all classes of shares).

For the reporting period, the fund hereby designates 96.23%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

52 Emerging Markets Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Emerging Markets Equity Fund 53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Emerging Markets Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Equity Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

56 Emerging Markets Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady®2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady®2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Emerging Markets Equity Fund 57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58 Emerging Markets Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

Emerging Markets Equity Fund 59

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60 Emerging Markets Equity Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN065
302499 10/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2016	$49,867	$ —	$5,350	$ —
August 31, 2015	$48,224	$ —	$5,200	$ —

For the fiscal years ended August 31, 2016 and August 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,350 and $5,200 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2016	$ —	$ —	$ —	$ —

August 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016